                                                                   EXHIBIT 10.14

                               STANDARD SUBLEASE

1. PARTIES. This Sublease, dated, for reference purposes only, February 27, 1998, is made by and between Space Systems/Loral, Inc., a Delaware corporation, located at 3825 Fabian Way, MS Z-02, Palo Alto, California 94303 (herein called "Sublessor") and Veritas Software Corporation, a Delaware corporation, located at 1600 Plymouth Street, Mountain View, California 94043 (herein called "Sublessee").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental and upon all of the conditions set forth herein, that certain office space consisting of the entire first floor (except for the front lobby, which is shared) (the "Premises") of a free-standing 2-story building (the "Building") located at 1098 Alta Road, Mountain View, California. Sublessee shall have the right in common with Sublessor or other occupants of the Building to utilize the front lobby and staircases for ingress and egress to and from their respective premises in the Building. Sublessee's rentable floor space, including its share of the lobby, is 28,297 square feet. Sublessee shall have the right in common with Sublessor or other occupants of the Building to use its pro rata share of the parking spaces servicing the Building.

3.   TERM.

     3.1 Term. The term of this Sublease shall commence May 1, 1998 and end on September 30, 2001 unless sooner terminated pursuant to any provision hereof.

     3.2 Delay in Commencement. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Sublease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee, provided, however, that if Sublessor shall not have delivered possession of the Premises within thirty (30) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within fifteen (15) days thereafter, cancel this Sublease, in which event the parties shall be relieved of all liability hereunder, except that Sublessor shall return all funds theretofore deposited by Sublessee, to Sublessee.

4. BASE RENT. Sublessee shall pay to Sublessor as base rent for the Premises equal monthly payments, in advance, on the 1st day of each month equal to $84,891.00 per month for the first year of the term; $86,305.85 per month for the second year of the term; $87,720.70 per month for the third year of the term; and $89,135.55 per month for the remainder of the term. Sublessee shall pay Sublessor upon the execution hereof $28,297.00 as rent for the first month of the Sublease term, which represents $84,891.00 less a credit of $56,594.00 as an allowance towards its consultant's fee. Rent for any period during the term hereof which is less than one (1) month shall be a pro-rata portion of the monthly installment. Rent shall be payable, without demand, reduction or offset, except as set forth in the Master Lease (as hereinafter defined), in lawful money of the United States to Sublessor, at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

     In addition to the Base Rent, Sublessee shall pay Additional Rent in accordance with the provisions of Paragraph 2.2 of the Addendum to this Sublease.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution thereof $84,891.00 as security for the Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit Sublessee shall, within ten (10) business days after written demand therefore, deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. Upon expiration or sooner termination of this Sublease, said deposit or so much thereof as has not therefore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessee's option to the last assignees, if any, of Sublessee's interest hereunder) at the expiration of the term thereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.   USE.

     6.1 Use. The Premises shall be used and occupied only for purposes permitted under the Master Lease and for no other purposes.

     6.2 Compliance with Law.

     A) Sublessee acknowledges and agrees that it is accepting the Premises in its AS-IS condition without representation or warranty as to the condition thereof or compliance with applicable laws and codes (including the Americans with Disabilities Act). Sublessee acknowledges that it has been given adequate opportunity to inspect, and has inspected, the Premises to determine its condition and its compliance with applicable laws and codes.

     B) Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restriction of record, and requirements in effect during the term or any part of the term thereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

     6.3 Condition of Premises. Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representations or warranty as to the suitability of the Premises for the Sublessee's business.

7.   MASTER LEASE.

     7.1 Sublessor is the lessee of the Premises by virtue of that certain Lease Agreement made the 31st day of July, 1996, between John Arrillaga, Trustee, or his successor trustee, UTA dated 7/20/77 (Arrillaga Family Trust) as amended, and Richard T. Peery, Trustee, or his successor Trustee, UTA dated 7/20/77 (Richard T. Peery Separate Property Trust), as amended, as Landlord (herein collectively referred to as the "Master Lessor") and Sublessor, as Tenant, a copy of which is attached hereto marked Exhibit 1 (herein referred to as the "Master Lease").

     7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

     7.3 All of the terms and conditions of the Master Lease are incorporated herein as terms and conditions of this Sublease, with reference therein to "Lessor" and "Lessee" to be deemed to mean and refer to, respectively, Sublessor and Sublessee herein, and with reference therein to the term "Premises" to be deemed to mean and refer to the Premises as defined in
     Section 2 hereof; provided, however, that the following provisions of the Master Lease shall be excluded from this Sublease, or, as described below modified: Paragraph 2, 3, 4A, 4D, 4E, 4F, 4G, 5, 7 (to the extent inconsistent with the express provisions hereof), 10 (this provision shall be modified for purposes of this Sublease to provide that Sublessee shall be required to maintain such liability insurance in an amount not less than $2 million per occurrence, and such insurance shall name both the Master Lessor and the Sublessor as additional insured), 39, 46, 47, 49, 50 (to the extent of 46.2% of the additional rent payable thereunder) and 51. Paragraph 44 is excluded to the extent of the requirement that the Master Lessor agrees that the language at the end thereof in quotes is not to be contained in this Sublease; otherwise such language is hereby incorporated by reference, but Sublessor agrees not to exercise the right referred to therein to voluntarily elect to terminate the Master Lease except if such right is exercised pursuant to Paragraph 21 or 22 of the Master Lease or this Sublease, whereupon the term of this Sublease shall also terminate on such sooner date.

     7.4 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys' fees, arising out of Sublessee's failure to comply with or perform Sublessee's obligations under this Sublease.

     7.5 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor pursuant to Paragraphs 21 or 22 of the Master Lease or arising out of the failure of Sublessee to perform any of its obligations under this Sublease.

     7.6 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that, to its knowledge, no default exists on the part of any party to the Master Lease.

     7.7 To the extent that the Master Lease provides that the Master Lessor shall provide services, utilities, insurance, maintenance or repairs, Sublessee shall seek recourse first from Master Lessor. If Master Lessor shall not promptly take action requested by Sublessee, Sublessee may then notify Sublessor of such failure and Sublessor shall promptly attempt to enforce Sublessor's rights under the Master Lease for the benefit of Sublessee, provided, however, it shall not be required to incur any out-of-pocket expenses therefore, unless reimbursed by Sublessee.

8.   ASSIGNMENT OF SUBLEASE AND DEFAULT.

     8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject, however, to terms of Paragraph 8.2 hereof.

     8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor, then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform its obligations hereunder.

     8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents to be paid by Sublessee.

9.   CONSENT OF MASTER LESSOR.

     9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within thirty (30) days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

     9.2 In the event that Master Lessor does give such consent then:

     (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

     (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

     (c) The consent of this Sublease shall not constitute a consent to any subsequent subletting or assignment.

     (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

     (e) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease, but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee unless actually paid to Master Lessor,nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease. In the event that Master Lessor requires Sublessee to attorn to Master Lessor pursuant to this subparagraph 9.2(e), Master Lessor shall provide Sublessee with a non-disturbance agreement reasonably satisfactory to Sublessee.

     9.3 The signatures of the Master Lessor at the end of this document shall constitute its consent to the terms of this Sublease.

     9.4 Master Lessor acknowledges, that to Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

10.  BROKER'S FEE.

     10.1 Upon execution hereof by all parties, Sublessor shall pay to Grubb & Ellis, a licensed real estate broker (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker.

     10.2 Sublessee represents and warrants to Sublessor that it dealt with no broker other than Broker and that its dealings with E.& Y. Kenneth Laventhal Real Estate Group is as consultant at its sole cost and expense (except for credit referred to in Paragraph 4 hereof.)

11. ATTORNEYS' FEES. If any party brings action to enforce the terms hereof to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this sublease as of the date below.


                              SUBLESSOR: SPACE SYSTEMS/LORAL, INC.

                                   By:  /s/ STEPHEN L. JACKSON
                                        ------------------------------
                                            Stephen L. Jackson

                                   Its: Vice President, Administration
                                        ------------------------------

                                   Date:
                                        ------------------------------



                              SUBLESSEE: VERITAS SOFTWARE CORPORATION

                                   By:  /s/ JAY A. JONES
                                        ------------------------------
                                            JAY A. JONES
                                            VICE PRESIDENT AND
                                   Its:     GENERAL COUNSEL
                                        ------------------------------

                                   Date:  3/4/98
                                        ------------------------------



                              MASTER LESSOR: ARRILLAGA FAMILY TRUST AND
                              RICHARD T. PEERY SEPARATE PROPERTY TRUST

                                   By:
                                        ------------------------------


                                   Its:
                                        ------------------------------

                                   Date:
                                        ------------------------------

                         ADDENDUM TO STANDARD SUBLEASE

                  BETWEEN SPACE SYSTEMS/LORAL, INC., SUBLESSOR

               AND VERITAS SOFTWARE CORPORATION, INC., SUBLESSEE

         COVERING PREMISES AT 1098 ALTA ROAD, MOUNTAIN VIEW, CALIFORNIA

                                  ("SUBLEASE")

The following provisions are incorporated as provisions of the Sublease, and in the event of any conflict between the provisions of the Sublease and this Addendum, the provisions of this Addendum shall govern and control.

1. SUBLEASEE'S MAINTENANCE AND REPAIR OBLIGATIONS. Subject to Sublessee's obligation to pay its share of "Designated Expenses" referred to in Paragraph 2 of this Addendum, Sublessor shall fulfill the maintenance and repair obligations set forth as Lessee's obligations in the Master Lease. Notwithstanding the foregoing, Sublessee shall be responsible for the maintenance within the Premises of interior improvements, finishes, lighting facilities, plate glass and all improvements that Sublessee makes to the Premises and for any repairs to the Premises necessitated by Sublessee's negligence or misuse.

2.   ADDITIONAL RENT PAYABLE BY SUBLESSEE

     2.1 Definitions. The following definitions shall be applicable to this section:

          2.1.1 "Designated Expenses" means all expenses incurred by Sublessor, whether or not paid directly by Sublessor or reimbursed to Master Lessor, for the Premises and all other parts of the Building (including the front lobby on the first floor of the Building, parking and access areas and landscaping) for (i) all additional charges for expenses and taxes payable pursuant to Paragraph 4D and 4E of the Master Lease; (ii) electric, water, gas, and other utilities and services (such as janitorial, gardening and security services), except that Sublessee shall (a) pay directly to the utility companies the charges for water, gas and electricity which are separately metered for the Premises and (b) contract and pay for its own trash removal;
          (iii) maintenance, repair, and replacement costs incurred pursuant to the Master Lease; and (iv) Sublessor's Premises improvement depreciation and management fee.

          2.1.2 "Sublessee's Share of the Designated Expenses" means 46.2%.

     2.2 As Additional Rent hereunder, Sublessee shall pay Sublessor, without reduction or offset, Sublessee's Share of the Designated Expenses on the first day of each month of the term of this Sublease. Sublessee's Share of Designated Expenses shall be deemed to be $14,937 per month. Within (90) days after the end of each calendar year during the term of this Sublease, Sublessor shall calculate the Sublessee's Share of the Designated Expenses for such calendar year and provide notice thereof to Sublessee and Sublessor's Share of Designated Expenses shall be adjusted as required by said notice with appropriate credits or additional payments. Sublessee shall have the right to audit Sublessor's records with respect to the calculation of Sublessee's Share of Designated Expenses, provided that it elects in writing to do so within ninety (90) days of its receipt of Sublessor's notice and concludes such audit within thirty (30) days after such election notice.

3. SUBLESSOR'S OBLIGATIONS. If, notwithstanding Sublessor's reasonable efforts, Sublessee's use of the Premises is substantially impaired due to Master Lessor's failure to perform any obligation of the Master Lessor under the Master Lease, upon written request from Sublessee, Sublessor shall assign (to the extent allowed under the Master Lease) Sublessor's rights under the Master Lease to the extent necessary to permit Sublessee to institute legal proceedings against Master Lessor to obtain performance of such obligation.

4. SURRENDER OF THE PREMISES. Subject to the Sublessee's repair and maintenance obligations, Sublessee's removal and with respect to alterations, additions, improvements and installations on the Premises shall apply only to such work performed by Sublessee.

5. SIGNAGE. Sublessee shall be entitled to install exterior signage subject to the approval of Sublessor, Master Lessor and the City of Mountain View. Such signage may be limited to Sublessee placing its name on the existing monument sign.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date below.



                              SUBLESSOR: SPACE SYSTEMS/LORAL, INC.

                                   By:   /s/ STEPHEN L. JACKSON
                                        ------------------------------
                                             Stephen L. Jackson

                                   Its: Vice President, Administration
                                        ------------------------------

                                   Date:
                                        ------------------------------



                              SUBLESSEE: VERITAS SOFTWARE CORPORATION

                                   By:   /s/ JAY A. JONES
                                        ------------------------------
                                             JAY A. JONES
                                             VICE PRESIDENT AND
                                   Its:      GENERAL COUNSEL
                                        ------------------------------

                                   Date:  3/4/98
                                        ------------------------------



                              MASTER LESSOR: ARRILLAGA FAMILY TRUST AND
                              RICHARD T. PEERY SEPARATE PROPERTY TRUST

                                   By:
                                        ------------------------------


                                   Its:
                                        ------------------------------

                                   Date:
                                        ------------------------------